6. Capital Lease	12 Months Ended
Dec. 31, 2011
Notes
6. Capital Lease

6.     CAPITAL LEASE

During 2010, the Company acquired equipment totaling $678,500 under a capital lease, making down payments of $169,625 in cash and financing $508,875 through a lease. The lease carried interest at 9.0% per annum payable in 6 monthly installments of $30,000 and a final purchase option payment of approximately $351,000 payable on or before October 15, 2010. In accordance with criteria established by ASC 840, this lease qualified as a capital lease. The lease was collateralized by the leased equipment with all minimum lease payments due within one year. On September 29, 2010 the Company refinanced the lease. The refinancing resulted in a termination of the capital lease and the establishment of two equipment notes payable. See Note 7 Equipment Notes Payable.